MASSMUTUAL FUNDS
MassMutual Small Cap Growth Equity Fund
(the “Fund”)
Supplement dated July 1, 2026 to the
Prospectus dated February 1, 2026 and the
Summary Prospectus dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective July 1, 2026, the following information replaces similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 26 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None
Other Expenses	0.08%	0.18%	0.28%	0.38%	0.28%	0.33%	0.28%	0.18%
Total Annual Fund Operating Expenses	0.88%	0.98%	1.08%	1.18%	1.33%	1.38%	1.58%	0.98%
Fee Waiver	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	0.85%	0.95%	1.05%	1.15%	1.30%	1.35%	1.55%	0.95%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.03% of its management fees through January 31, 2028. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the front-end sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$87	$276	$483	$1,080
Class R5	$97	$307	$537	$1,197
Service Class	$107	$339	$591	$1,313
Administrative Class	$117	$370	$644	$1,427
Class R4	$132	$417	$724	$1,597
Class A	$680	$958	$1,259	$2,112
Class R3	$158	$494	$856	$1,874
Class Y	$97	$307	$537	$1,197

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELPRO-26-07
SCGE-26-02

MASSMUTUAL FUNDS
MassMutual Blue Chip Growth Fund
Supplement dated July 1, 2026 to the
Statement of Additional Information dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information replaces similar information for the MassMutual Blue Chip Growth Fund found in the tables on page B-86 and B-87 in the section titled Portfolio Transactions and Brokerage:

	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
Blue Chip Growth Fund	$ 211,052	$ 95,905	$ 272,493

	Fiscal Year Ended September 30, 2025			Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid	Aggregate Commissions Paid
Jefferies LLC
Blue Chip Growth Fund[1]	$ 398	0.19%	0.48%	$ 704	$ 2,349

[1]	Includes affiliated trading platforms of Jefferies LLC.

	Dollar Value of Those Transactions	Amount of Commissions
Blue Chip Growth Fund	$1,012,801,995	$80,686

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELSAI-26-05